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                                                                      Exhibit 99

CONTACTS:

Gary Baker, Juno Public Relations
(212) 597-9005 or pr@support.juno.com

Becky Yeamans, Juno Investor Relations
(212) 597-9274 or ir@support.juno.com


JUNO SECURES EQUITY FINANCING COMMITMENT

NEW YORK, NY (October 13, 2000) -- Juno Online Services, Inc. (Nasdaq: JWEB), the nation's third-largest provider of dial-up Internet services, announced today that it has secured an equity financing commitment from a private investment fund in the form of an "equity line" facility. Under certain circumstances, Juno would have the right (but not the obligation) under this facility to obtain as much as $125 million through the issuance of common stock to the fund in a series of drawdowns over a two-year period. However, the amount actually available to Juno, if any, will be limited by, among other things, certain volume- and price-related limitations, and is currently expected to be much lower than this figure.

Any Juno stock issued to the fund under this facility will be purchased at a price equal to 94 percent of the volume-weighted average price of Juno's common shares on each purchase day, provided that the fund will generally not be obligated to purchase shares from Juno on any day when the purchase price so computed would be less than $2.50 per share. Subject to the facility's volume- and price-related limitations, Juno will control the timing and frequency of any sales, and will have no obligation to draw down any minimum amount or number of times (although the facility may be terminated if no drawdowns occur for a period of four consecutive months).

The issuance of any common stock to the fund pursuant to this facility will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and the stock may not be offered or sold in the United States without registration or the availability of an applicable exemption from registration requirements. However, Juno has agreed that, prior to any sale of shares to the fund under this facility, Juno will register such securities for resale under the Securities Act. A more detailed description of the terms of the facility will be provided in a registration statement that Juno expects to file with the Securities and Exchange Commission within 45 days. Juno will not be able to draw on the facility until such time, if any, as this registration statement is declared effective by the SEC. This announcement does not constitute an offer to sell or the solicitation of an offer to buy common stock of Juno.


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STATEMENTS IN THIS PRESS RELEASE REGARDING JUNO ONLINE SERVICES, INC. THAT ARE
NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE SUCH STATEMENTS TO DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. ANY SUCH FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE JUNO'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN A FORWARD-LOOKING STATEMENT: LIMITED HISTORY OF OFFERING JUNO'S BILLABLE PREMIUM SERVICES AND FREE BASIC SERVICE IN ITS CURRENT FORM; HISTORY OF LOSSES; FAILURE TO RETAIN OR GROW JUNO'S SUBSCRIBER BASE; INCREASING COMPETITION FROM EXISTING OR NEW COMPETITORS; INABILITY TO SUSTAIN CURRENT LEVELS OF SUBSCRIBER ACQUISITION OR RETENTION; INABILITY TO SUCCESSFULLY MIGRATE FREE SUBSCRIBERS TO, OR TO RETAIN SUBSCRIBERS IN, JUNO'S BILLABLE PREMIUM SERVICES; RAPID TECHNOLOGICAL CHANGE; POSSIBLE UNAVAILABILITY OF ALL OR A SUBSTANTIAL PORTION OF THE EQUITY LINE FACILITY DESCRIBED IN THIS PRESS RELEASE DUE TO THE OPERATION OF THE VOLUME- AND/OR PRICE-RELATED LIMITS INCORPORATED IN THE TERMS OF THE FACILITY AGREEMENT; DECREASES IN THE POPULARITY OF THE INTERNET AMONG CONSUMERS OR AS AN ADVERTISING MEDIUM; DEPENDENCE ON A LIMITED NUMBER OF PARTNERS AND VENDORS FOR THE PROVISION AND ROLL-OUT OF THE JUNO EXPRESS BROADBAND SERVICE; POSSIBLE INDUSTRY CONSOLIDATION; AND POTENTIAL FLUCTUATIONS IN QUARTERLY AND ANNUAL RESULTS. THIS LIST IS INTENDED TO IDENTIFY ONLY CERTAIN OF THE PRINCIPAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER. READERS ARE REFERRED TO THE REPORTS AND DOCUMENTS FILED BY JUNO WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE QUARTERLY REPORT ON FORM 10-Q FILED AUGUST 14, 2000, FOR A DISCUSSION OF THESE AND OTHER IMPORTANT RISK FACTORS.